UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2018

SERES THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37465	27-4326290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sidney Street Cambridge, MA		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2018, Seres Therapeutics, Inc. (the “Company”) appointed Eric D. Shaff to the additional role of Chief Operating Officer. Mr. Shaff will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company. Following this additional appointment, Mr. Shaff will have executive responsibility for certain general and administrative functions, including finance, information technology, human resources, and facilities, as well as business development, corporate strategy, and commercial operations for the Company.

Mr. Shaff, age 42, has served as the Company’s Chief Financial Officer and Executive Vice President and Treasurer since November 2014. Mr. Shaff has also served on the Board of Directors for Sigilon Therapeutics, Inc. since November 2017. From January 2012 to November 2014, Mr. Shaff was Vice President of Corporate Finance for Momenta Pharmaceuticals, Inc. (“Momenta”), a biotechnology company, where he helped manage Momenta’s accounting, finance, planning, and procurement functions, and contributed to Momenta’s investor relations efforts. From June 2004 to December 2011, Mr. Shaff held a number of corporate development and finance positions with Genzyme Corporation, including as Vice President of Finance/Controller for the Personalized Genetic Health division. Mr. Shaff received his B.A. from the University of Pennsylvania and his MBA from Cornell University.

Mr. Shaff previously entered into an employment agreement with the Company, dated as of June 14, 2015, a copy of which was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File no. 333-204484) filed with the Securities and Exchange Commission (the “SEC”) on June 16, 2015, and as amended on August 7, 2015, a copy of which amendment was filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q (File no. 001-37465) filed with the SEC on August 10, 2015, and an indemnification agreement with the Company, dated as of November 17, 2014, a form of which was filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File no. 333-204484) filed with the SEC on May 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: January 31, 2018	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Executive Vice President and Chief Legal Officer